NorCap Funds, Inc.

Supplement to Prospectus Dated July 15, 2003

NorCap Growth Fund

This Supplement updates certain information contained in the currently effective Prospectus for the above-referenced fund (the “Fund”).

Effective April 7, 2004, Robert T. Peters resigned as a director of the Fund and Christopher M. Miller was appointed by the board as his replacement.  Accordingly, the list of directors on the inside back cover of the Prospectus is deleted and replaced with the following:

DIRECTORS

Daniel T. Murphy

Paul A. Perry

John R. Walsh

Christopher M. Miller

Kirsten E. Spira

The date of this Supplement is May 7, 2004.  Please retain this Supplement with the Prospectus.